UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

_______________

LOCUST WALK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ledgewood PC Two Commerce Square 2001 Market Street, Suite 3400 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 697-0763

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LWACU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	LWAC	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	LWACW	NASDAQ Capital Market

Item 1.01.  Entry into a Material Definitive Agreement.

On January 12, 2021, Locust Walk Acquisition Corp. (the “Company”) consummated the sale of 17,500,000 units (the “Units”) in its initial public offering (the “IPO”), which includes 2,200,000 Units purchased by the Underwriters to cover over-allotments. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one third of one warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock for $11.50 per share.  The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $175,000,000 (before underwriting discounts and commissions and offering expenses).  Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,295,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on January 11, 2021, the Underwriters notified the Company that they were partially exercising the Over-Allotment Option for 2,200,000 Units and waiving the remainder of the Over-Allotment Option. As a result of the Underwriters’ determination not to fully exercise the Over-Allotment Option, certain of the Company’s initial stockholders forfeited an aggregate of 23,750 shares of the Company’s Class B common stock. Immediately following the consummation of the IPO, there were an aggregate of 22,556,250 shares of the Company’s common stock issued and outstanding.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-251496) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on December 18, 2020 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 7, 2021 (the “Underwriting Agreement”), between the Company and Cantor Fitzgerald & Co. (“Cantor”) as representative of the Underwriters;

●	An Investment Management Trust Agreement, dated January 7, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated January 7, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated January 7, 2021, between the Company and certain security holders of the Company;

●	A Letter Agreement, dated January 7, 2021, by and among the Company, its officers and directors and certain of the Company’s security holders;

●	A Unit Subscription Agreement, dated January 7, 2021, between the Company and Locust Walk Sponsor, LLC; and

●	An Administrative Services Agreement, dated January 7, 2021, between the Company and Locust Walk Sponsor, LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 545,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $5,450,000.  The Placement Units were purchased by the Company’s sponsor, Locust Walk Sponsor, LLC.  The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except that, so long as they are held by the Sponsor or its permitted transferees (a) they are not redeemable by the Company, (b) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (c) they may be exercised on a cashless basis. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03.  Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2021, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference.  In addition, a copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $175,000,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $6.6 million of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) in connection with a stockholder vote to amend the Amended and Restated Certificate to modify the substance or timing of the Company’s obligation to redeem 100% of its Common Stock if it does not complete an initial business combination within 24 months from the completion of the IPO or (iii) the redemption of all shares of Common Stock issued in the IPO if the Company is unable to consummate an initial business combination within 24 months from the completion of the IPO.

A copy of the press release issued by the Company on January 7, 2021 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on January 12, 2021 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 7, 2021, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 8, 2021.

4.1	Warrant Agreement, dated January 7, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated January 7, 2021, by and among the Company and certain security holders, officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated January 7, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated January 7, 2021, between the Company and certain security holders of the Company.

10.4	Unit Subscription Agreement, dated January 7, 2021, between the Company and Locust Walk Sponsor, LLC.

10.5	Administrative Services Agreement, dated January 7, 2021, between the Company and Locust Walk Sponsor, LLC

99.1	Press Release dated January 7, 2021 (pricing of the IPO).

99.2	Press Release dated January 12, 2021 (closing of the IPO).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2021	LOCUST WALK ACQUISITION CORP.

	By:	/s/ Chris Ehrlich
Name: Chris Ehrlich
Title: Chief Executive Officer